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Exhibit 32

                  Certification of Chief Executive Officer
                        and Chief Financial Officer
                          Pursuant to Section 906
                     of the Sarbanes-Oxley Act of 2002



          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), the undersigned hereby certifies that the Annual Report on Form 10-K for the period ended
October 31, 2008 of North European Oil Royalty Trust ("Trust") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated: December 29, 2008

                                               /s/ John R. Van Kirk
                                               ---------------------
                                                   John R. Van Kirk
                                                   Managing Director
                                              (Chief Executive Officer and
                                               Chief Financial Officer)